THE RBB FUND, INC.

Bogle Investment Management Small Cap Growth Fund
Institutional Class (BOGIX)
Investor Class (BOGLX)

Supplement dated February 27, 2017
to the Prospectus and Statement of Additional Information (“SAI”) each dated
December 31, 2016

Based on the recommendation of Bogle Investment Management, L.P. (the “Adviser”), the Board of Directors of The RBB Fund, Inc. has approved closing the Investor Class Shares of the Bogle Investment Management Small Cap Growth Fund (the “Fund”) and converting Investor Class Shares of the Fund to Institutional Class Shares of the Fund.

Effective at the close of the New York Stock Exchange on April 28, 2017 (the “Conversion Date”), the outstanding Investor Class Shares of the Fund will be converted into full and/or fractional Institutional Class Shares of the Fund (the “Conversion”). Immediately after and as a result of the Conversion, each holder of Investor Class Shares of the Fund shall be the owner of Institutional Class Shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of the Investor Class Shares held by such holder immediately prior to the Conversion.  The Conversion will be effected without the imposition of any sales charge or any other charge.

Prior to the Conversion, shareholders of Investor Class Shares may redeem their investments as described in the Fund’s Prospectus.  Depending on the tax status of the shareholder and whether or not the account is invested through a tax-deferred arrangement, such as a 401(k) plan account, such redemption may be a taxable event resulting in taxable income to the shareholder. Please consult your own tax advisor on this issue.

Following the Conversion, the minimum initial investment for Institutional Class Shares of the Fund will be lowered to $10,000 ($2,000 for IRA accounts) and additional investments may be made at any time with a minimum investment of $250 ($100 minimum for IRA accounts). These minimums for initial and subsequent investments are the same as those currently applicable to the Fund’s Investor Class Shares.  As such, the initial and subsequent investment minimums currently applicable to holders of the Fund’s Investor Class Shares will not change as a result of the Conversion.

The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.25% of the Fund’s average daily net assets (the “Expense Cap”).  The Investor Class Expense Cap was reduced from 1.35% to 1.25% of the Fund’s average daily net assets as of December 31, 2016. As such, the fee limit currently applicable to holders of the Fund’s Investor Class Shares will not change as a result of the Conversion. This contractual limitation arrangement is in effect through December 31, 2017.

After the Conversion has been completed, Investor Class Shares will no longer be available for sale. The Conversion is expected to be tax-free, meaning that the Fund’s Investor Class shareholders will become Institutional Class shareholders without realizing any gain or loss for federal tax purposes.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 1-877-264-5346.

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Please retain this supplement for your reference.